microbot medical

TRANSFORMING MEDICAL TREATMENTS THROUGH MICRO-INVASIVE ROBOTICS


Rodman &Renshaw
19TH ANNUAL GLOBAL INVESTMENT CONFERENCE
SEPTEMBER 10-12, 2017
LOTTE NEW YORK PALACE HOTEL

NASDAQ:MBOT

FORWARD LOOKING STATEMENTS

THIS DOCUMENT IS PRIVATE AND CONFIDENTIAL, CONTAINS SENSITIVE BUSINESS INFORMATION OF MICROBOT MEDICAL INC. ("MICROBOT") AND IS NOT FOR PUBLIC DISTRIBUTION. This document has been prepared for informational purposes only and is provided personally to you. By accepting this document you agree to keep its contents strictly confidential, not to copy any portion of this document and to return it to Microbot promptly upon its request. This document contains summary information about Microbot, does not purport to be complete, and no representations or warranties about such information are made by Microbot or its representatives.

This document does not constitute an offer to sell or a solicitation of an offer to purchase any securities of Microbot. Any such offer will be made only pursuant to an effective registration statement or an exemption from registration.

This document contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, relating to future events or the future financial performance and operations of Microbot. Forward-looking statements, which involve assumptions and describe Microbot's intent, belief or current expectations about its business opportunities, prospects, performance and results, are generally identifiable by use of the words "may," "could," "should," "will," "would," "expect," "anticipate," "plan," "potential," "estimate," "believe," "intend," "project," "forecast," the negative of such words and other variations on such words or similar terminology. These forward-looking statements are not guarantees of future performance and by their nature involve known and unknown risks and uncertainties that may cause actual opportunities, prospects, performance and results to vary from those presented in this document, and those variances may be material. In evaluating such statements, prospective investors should carefully consider the various risks and uncertainties identified in Microbot's public filings with the Securities and Exchange Commission, such as market risk, liquidity risk, competitive risk, regulatory risk and other commonly recognized forms of risk relating to Microbot and its securities. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this document might not occur. Microbot is not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

microbot medical

TRANSFORMING MEDICAL TREATMENTS THROUGH MICRO-INVASIVE ROBOTICS

HEZI HIMELFARB

General Manager & COO

NASDAQ:MBOT

THE INITIAL SPARK…



EVOLUTION OF SURGERY…

…and the revolution of robotics in healthcare



1980-1990
Freehand
Surgery



1990-2000
Minimally Invasive
Surgery



Today
Robot Assisted
Surgery


Biomedical micro-robotics applications

Tomorrow
Micro-robotics

MICRO-ROBOTICS APPLICATIONS



Drug Delivery
Marking
Sensing
Electrodes
Brachytherapy
Occlusion
Hyperthermia
Stents
Stem Cells
Ablation
Biopsy
Scaffolding
Telemetry
Controllabe Structures
Material Removal
Targeted Therapy
Biomedical micro-robotics applications

Annual review of BioMed, Micro-robots for MIS, 2010

THE NEXT BIG-SMALL THING

- Minimally Invasive Surgery (MIS) is one of the largest trends in surgical healthcare
- Global market for MIS devices in 2012 was valued at USD $25.03 Billion and is expected to reach a market value of USD $50.60 Billion by 2019. The MIS market is expected to grow at a CAGR of 10.5% during the forecast period 2013 to 2019[1]
- Global medical companies have been putting major efforts to establish core capabilities to when it comes to medical robotics: JNJ/Google, Globus Medical, Medtronic/Mazor Robotics
- Minimally invasive techniques have been applied to most of the surgical specialties (including cardiothoracic, orthopedic, urological, vascular and neurological procedures)
- Minimally invasive procedures are undergoing a transformation by becoming smaller, automated, more precise instruments

1: 'Global Minimally Invasive Surgery Market is Expected to Reach USD 50.60 Billion in 2019', Transparency Market Research. http://www.transparencymarketresearch.com/minimally-invasive-surgery-market.html

SOLID EXECUTION OF MILESTONES

Since becoming a public company nine months ago, Microbot Medical has already executed on a number of objectives within the stated timeline:

- Initiated the pre-clinical studies of first product, the Self-Cleaning Shunt
- Strengthened assets through expanded IP portfolio
- Enhanced our Board of Directors with seasoned medical device experts
- Bolstered balance sheet to continue building value – three separate transactions totaling approximately $17 million
  - Continue development of lead development programs
  - Explore multiple opportunities to add assets that are adjacent to the Company's technological platforms

microbot medical

OUR MISSION

Enable physicians to transform medical treatments and improve patient efficacy through our micro-invasive robotic platforms

INVESTMENT CONSIDERATIONS

- Addressing multi-billion, high growth, underserved markets
- Developing two micro-invasive medical robotic technology platforms to enhance clinician ability to treat patients with unmet medical needs
- Initial neuro and GI products poised to be submitted for FDA approval by end of 2018
- Potential pipeline designed to deliver additional solutions to other medical conditions every 12-24 months
- Significant IP creates barrier to entry
- Proven leadership team, includes Prof. Moshe Shoham, founder of Mazor Robotics (NASDAQ:MZOR)

TECHNOLOGY PLATFORMS

microbot medical

ViRob

- Autonomous Advancing Micro-Robot (AAMR)
- ViRob demonstrates the ability to advance within cavities similar to the typical human body's lumens



TipCAT

- TipCAT is a disposable, flexible, self-propelled, see & treat endoscope/catheter



PLATFORM TECHNOLOGIES



PLATFORMS
SUB-PLATFORMS
APPLICATIONS
ViRob
Life in motion
TipCAT
Leading for Life
SCS
Self Cleaning Shunts/Catheters
Drug Delivery
Diagnosis
D-Stenosis
Prevention of Lumen Occlusion
TipCAT
Self Propelled Guider
Uro
Neuro
GI
ENT
Uro
Cardio
Dialysis
GYN
Uro
GI
Cardio
Neuro

ViRob
Life in motion



VP SHUNT MARKET OPPORTUNITY

ViRob
Life in motion

- Hydrocephalus and Normal Pressure Hydrocephalus (NPH), are medical conditions in which there is an abnormal accumulation of cerebrospinal fluid (CSF) in the ventricles of the brain.
- Hydrocephalus occurs in about 1 in every 500 births in the U.S. alone[1,2]
- Over 1,000,000 people in the United States currently live with hydrocephalus[1]
- It is estimated that more than 700,000 Americans have NPH, but less than 20% receive an appropriate diagnosis[1]
  - The problem is often misdiagnosed as Dementia, Alzheimer's, or Parkinson's[2]
- NPH can cause dementia, difficulty in walking and urinary incontinence[2]

1. NIH, National Institute of Neurological Disorders and Stroke. http://www.ninds.nih.gov/disorders/hydrocephalus/detail_hydrocephalus.htm
2. National Hydrocephalus Foundation. http://nhfonline.org/facts-about-hydrocephalus.htm

CURRENT SHUNT TECHNOLOGY

- A shunt is a tube, usually silicon, which moves, or allows movement of, fluid from one part of the body to another


Ventricular Catheter
Shunt Valve
Distal Catheter


Ventricle
Catheter
CSF flow
Peritoneal cavity

- Shunt products have changed little since the 1950's

CURRENT SHUNT FAILURE

ViRob
Life in motion

- Approximately 50% of shunts in the pediatric population fail within two years of placement and repeated neurosurgical operations are often required[1]
- Ventricular catheter blockage is by far the most frequent event[2]



1. Hydrocephalus Association. http://www.hydroassoc.org/complications-of-shunt-systems/
2. World Federation of Neurological Societies. http://www.wfns.org/pages/read_the_reviews/97.php?rid=5

VIROB FIRST PRODUCT

- Self Cleaning Shunt (SCS)
- A novel shunt technology for the continuous prevention of shunt blockage in hydrocephalus and NPH patients



SELF CLEANING SHUNT (SCS) – LAB STUDY

ViRob
Life in motion

SCS showed the ability to prevent blockage on a shunt opening


AVERAGE BLOCKAGE
Blockage percentage [%]
100
90
80
70
60
50
40
30
20
10
0
~70% Occlusion Free
SCS 2
SCS 3
SCS 4
Ctrl 1
SCS 2
SCS 3
SCS 4
Control 1

SELF CLEANING SHUNT (SCS) – LAB STUDY

ViRob
Life in motion

Hydrocephalus 2014
Bristol The Sixth Meeting of the International Society for Hydrocephalus and CSF Disorders

Laboratory Testing of Micro-Robotic Self-Cleaning Shunt

UK Shunt Testing Lab, Cambridge University, UK

CONCLUSIONS:

"Microbot Medical SCS presents low hydrodynamic resistance. The SCS behaves as a standard ventricular catheter and does not change the hydrodynamic performance of adjustable hydrocephalus valves."



GI ENDOSCOPE MARKET

TipCAT
Leading for Life

- The North American colonoscope and upper GI endoscope segments are valued at about **$600 million**.[1]
- Annually, between **15 and 20 million** endoscopy procedures are conducted with reusable endoscope devices to screen various components of a patient's GI tract in the USA.[2]

1. North American Flexible Endoscopes Market Research Report. http://www.micromarketmonitor.com/market/north-america-flexible-endoscopes-1829607717.html
2. American Journal of Infection Control ,V(6)41, June 2013, Pages S24, 40th Annual Conference Abstracts, APIC 2013, Ft Lauderdale, FL APIC 40th Annual Conference

THE UNMET NEED

TipCAT
Leading for Life

Detection Rate:
Approximately **30% of polyps** are missed during Standard Colonoscopy (SC), e.g., due to polyps hidden behind colon folds and flexures.[1]

Cross-Contamination:
Named the **#1 health technology hazard** of 2016. The reported incidence of bacteremia after colonoscopy, reaches up to 25%.[2]

The 'GI Gap':
Growing shortage of gastroenterologists and **increasing patient volume** affecting screening capacity for colorectal cancer.[3]

1. Presentation Abstract, 2013 UEGW (Abstract # OP286). http://www.smartmedsys.com/images/pdf/g-eye_tandem_abs_uegw2013.pdf
2. Kovalevaa Jet al, Transmission of Infection by Flexible Gastrointestinal Endoscopy and Bronchoscopy, , Clin. Microbiol. Rev. April 2013 vol. 26 no. 2 231-254, http://cmr.asm.org/content/26/2/231.full.
3. http://www.olympusamerica.com/oal_pressDetails.asp?pressNo=655

CROSS-CONTAMINATION IN THE NEWS

TipCAT
Leading for Life


Forbes
Nightmare Bacteria And Dirty Scopes - Ignorance And Want In Medicine


NEWS RELEASE
ECRI Institute Releases Top 10 Health Technology Hazards Report for 2014
Alarm hazards, robotic surgery risks, and radiation exposure in hybrid operating rooms make the list; new report is available for free download


Companies' tests used in "superbug" scope cleaning flawed -FDA
By Toni Clarke
March 2 (Reuters) - Manufacturers' tests of procedures to clean medical scopes linked with "superbug" outbreaks contained flaws that render their cleaning instructions unreliable, according to a senior official with the U.S. Food and Drug Administration.
The scopes were linked to the exposure of 179 patients to drug-resistant bacteria at UCLA's Ronald Reagan Medical Center in Los Angeles and may have contributed to two deaths. Those incidents were announced last month.
In early 2014, following a superbug outbreak at a hospital in Illinois, the FDA asked Fujifilm Holdings Corp, Olympus Corp and Pentax, which make the devices, to submit their test results for review, Dr. Stephen Ostroff, the agency's chief scientist, said in an interview.
In some cases the tests were poorly carried out. In others, they were properly conducted but the cleaning and disinfecting protocol failed, said Ostroff, who will become the FDA's acting


CNN
UCLA hospital cites medical scopes in superbug CRE outbreak


MASS DEVICE
HOME NEWS FEATURES BLOGS VIDEOS JOBS BOARD EVENTS
Another lawsuit for Olympus over 'superbug'-infected scopes
OLYMPUS

Gastrointestinal Endoscopy Procedures

Colonoscopy

Examining the entire colon, from the rectum to the cecum, must include the proximal colon to the splenic flexure, and it may include the terminal ileum.



THE SOLUTION

TipCAT
Leading for Life

The TipCAT colonoscope innovation is driven by two proprietary concepts

- A Semi-disposable design:
  - With diagnostic and operative capabilities
  - Eliminate the need for cleaning / reprocessing
- A simple self-propulsion mechanism
  - Easy operation
    - Allows a Physician Assistant (PA)/Nurse to perform the insertion, while a GI specialist performs diagnosis and polyp removal
  - Potential to reduce pain and discomfort
    - Results in increased patient acceptance



PRE-CLINICAL STUDIES

TipCAT
Leading for Life

SELF-PROPELLING THROUGH 1.3M (~50 INCHES) OF A PIG'S COLON


10 CM





ORGANIZATION & INFRASTRUCTURE TO EXECUTE PLAN

ROBUST IP PLATFORM

FAMILY	TITLE	US PATENT/APP NO.	OTHER COUNTRIES
TipCAT	Tip Propelled Device for Motion Through a Passage	US 9,061,118 US 14/746,660	Granted: EP (DE, FR, GB, IT), CA, JP, CN Pending: IN
	Inflatable Chamber Device for Motion Through a Passage	US 9,427,143 US 15/218,025	Granted: EP (DE, FR, GB, IT)
	Inflatable Balloon Device and Applications	US 8,430,810 US 8,790,246	Pending: EP
	Multi-view Imaging System	US 8,317,688	
	Semi-Disposable Endoscope	US 8,398,540	Granted: EP (DE, FR, GB)
ViRob	Vibrating Robotic Crawler	US 8,294,333	Granted: IL Pending: IN, CN, EP
	Self Cleaning Shunt	US 9,393,389 US 15/187,003	Granted: CN, JP Pending: CA (allowed), EP, IN
	Stent for Restenosis Prevention	US 9,510,959	Granted: EP
	Device for Prevention of Shunt Stenosis	US 14/348,610	Pending: EP, CA, IL

Tip-Propelled Endoscope

Restenosis Prevention

Semi-disposable Endoscope

Self-Cleaning Shut

Multi-view Imaging System

Robotic Crawler

PROVEN LEADERSHIP TEAM



Prof. Moshe Shoham
Member of the Scientific Advisory Board & Co-Founder

Prof. Shoham is a worldwide acclaimed authority in the field of robotics, conducting research in the robotic field for over the past 20 years, with a special focus on kinematics and dynamics of robots, sensor integration, multi-finger hands and medical applications.

- Founder of Mazor Surgical Technologies Ltd. (Nasdaq: MZOR)
- Foreign Member, US National Academy of Engineering
- Head of the robotics lab at Israel's Technion's Faculty of Mechanical Engineering. Formerly the director of the robotic laboratory of the Department of Mechanical Engineering, Columbia University, NY.



Harel Gadot
CEO, President & Chairman

Mr. Gadot was formerly a Worldwide Group Marketing Director at Ethicon Inc., a multi-billion dollar division of Johnson & Johnson company (NYSE: JNJ). Harel was with J&J for a decade between 2000-2010.

- Previously held leadership positions for Ethicon Inc. in Europe, Middle East and Africa.
- Served on the board of directors and led the business development for ConTIPI Ltd., an early stage medical device company, which was acquired by Kimberly Clark Corp (NYSE:KMB) in 2012.



Hezi Himelfarb
GM & COO

Mr. Himelfarb has more than 30 years of management experience in hi-tech and medical device companies.

- Previously served as CEO of IceCure Medical, a TASE publicly traded company. Hezi was responsible for establishing a U.S subsidiary and leading the company's transition from clinical phase to commercial sales.
- Previously was Chief Executive Officer of Remon Medical Technologies Ltd., a developer of smart, miniature implants, which was acquired in 2008 by Boston Scientific Corporation.

PROVEN LEADERSHIP TEAM



David Ben Naim
CFO

Mr. Ben Naim is a CPA licensed in the State of Israel. Prior to joining Microbot Medical, Mr. Ben Naim operated DBN Financial.

- Previously served as CFO of Insuline Medical Ltd, a public company listed on the Tel-Aviv Stock Exchange (TASE:INSL).
- Prior to that Mr. Ben Naim served as CFO of Crow Technologies 1977 Ltd, a public company listed on the OTCQB (CRWTF), from 2008 – 2011.



Ahava Stein
Director, Regulatory Affairs

Ms. Stein, is a regulatory affairs, clinical and QA consultant with over 18 years of experience working directly with the FDA.

- Regulatory experience includes all types of regulatory submissions for a wide variety of innovative medical devices.



Simon Sharon
Chairman, Scientific Advisory Board

Mr. Sharon brings 23 years of R&D and general management in the medical devices space. Prior to Microbot Medical Mr. Sharon managed the R&D at Icecure Medical, an early stage, public medical device company. Mr. Sharon was the General Manger of Anorad Israel, a subsidiary of Rockwell Automation which manufactures sub-micron precision motion systems.

- Holds a B.Sc. from the Technion Institute of Technology and an M.Sc in Mechanical engineering from MIT where he specialized in motion control and Robotics

NEAR-TERM CATALYSTS

- Completing the Self Cleaning Shunt studies at Washington University (St. Louis) and Wayne State University (Detroit).
  - Presenting initial data at the International Society for Hydrocephalus and Cerebrospinal Fluid Disorders annual meeting, which is being held in Kobe, Japan, in late September.
- Leveraging the Company's strong balance sheet to pursue M&A, collaboration and partnership opportunities to increase addressable market opportunities.
- Strengthening the Company's leadership team with seasoned medical device experts.

INVESTMENT CONSIDERATIONS

Addressing multi-billion, high growth, underserved markets

Developing two micro-invasive medical robotic technology platforms to enhance clinician ability to treat patients with unmet medical needs

Initial neuro and GI products with comprehensive value propositions poised to be submitted for FDA approval within 24 months

Potential pipeline designed to deliver additional solutions to other medical conditions every 12-24 months

Significant IP creates barrier to entry

Proven leadership team, includes Prof. Moshe Shoham, founder of Mazor Robotics (NASDAQ:MZOR)

microbot medical

YOUR QUESTIONS:

Michael Polyviou
EVC Group
mpolyviou@evcgroup.com